THE PERKINS DISCOVERY FUND

Supplement dated March 31, 2010 to
Prospectus dated July 31, 2009

Effective May 31, 2010, the Perkins Discovery Fund will increase the market capitalization size of the companies in which it invests from $500 million to $1 billion.  Please note the change to the applicable sentence in the Fund’s Prospectus on the following pages:

Page 2:  What are the Fund’s Principal Investment Strategies?
and
Page 7:  Investment Objective and Principal Investment Strategies

The Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic companies with market capitalizations of under $1 billion at the time of purchase.

Please retain this Supplement with the Prospectus.